POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Mark S. Garbin, hereby constitutes and appoints Brian Marcus, Peter Gaunt, Joshua Lefkowitz and Erik Barrios and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, in any and all capacities, to sign a registration statement on Form N-2 (File No. 333-222106) of Carlyle Tactical Private Credit Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney will be governed by and construed in accordance with the laws of the State of New York. The undersigned hereby revokes all powers of attorney which he may have heretofore granted regarding the subject matter hereof.

Dated: April 13, 2021

/s/ Mark S. Garbin
Mark S. Garbin

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Sanjeev Handa, hereby constitutes and appoints Brian Marcus, Peter Gaunt, Joshua Lefkowitz and Erik Barrios and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, in any and all capacities, to sign a registration statement on Form N-2 (File No. 333-222106) of Carlyle Tactical Private Credit Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney will be governed by and construed in accordance with the laws of the State of New York. The undersigned hereby revokes all powers of attorney which he may have heretofore granted regarding the subject matter hereof.

Dated: April 14, 2021

/s/ Sanjeev Handa
Sanjeev Handa

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Joan Y. McCabe, hereby constitutes and appoints Brian Marcus, Peter Gaunt, Joshua Lefkowitz and Erik Barrios and each of them, as her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, in any and all capacities, to sign a registration statement on Form N-2 (File No. 333-222106) of Carlyle Tactical Private Credit Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney will be governed by and construed in accordance with the laws of the State of New York. The undersigned hereby revokes all powers of attorney which she may have heretofore granted regarding the subject matter hereof.

Dated: April 14, 2021

/s/ Joan Y. McCabe
Joan Y. McCabe